UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2026

Commission file number: 333-283772
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Bally’s Chicago, Inc.
(Exact name of registrant as specified in its charter)

Delaware			88-2870098
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)
100 Westminster Street	Providence,	RI	02903
(Address of principal executive offices)			(Zip Code)
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(401) 475-8474
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.001 per share	N/A	N/A
Class A-2 common stock, par value $0.001 per share	N/A	N/A
Class A-3 common stock, par value $0.001 per share	N/A	N/A
Class A-4 common stock, par value $0.001 per share	N/A	N/A
Class A-5 common stock, par value $0.001 per share	N/A	N/A
Class A-6 common stock, par value $0.001 per share	N/A	N/A
Class B common stock, par value $0.001 per share	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01    Entry into a Material Definitive Agreement.

On July 10, 2026, Bally’s Chicago Holding Company, LLC, a Delaware limited liability company (the “Holding Company”), being the majority stockholder of Bally’s Chicago, Inc., (the “Company”), executed a written consent in lieu of a stockholder meeting pursuant to Section 228 of the DGCL and the Company’s existing governing documents.

By written consent, the Holding Company approved the Company’s Third Amended and Restated Certificate of Incorporation, which authorizes two new classes of Class A common stock, Class A-5 common stock (the “Class A-5 Interests”) and Class A-6 common stock (the “Class A-6 Interests”), each with a par value of $0.001 per share, in connection with a third tranche of the Company’s private placement (the “Private Placement”). Purchase prices of the Class A-5 Interests and Class A-6 Interests were $12,500 per share and $8,333 per share, respectively. The Class A-5 Interests and Class A-6 Interests are each paired with an attributable non-recourse subordinated loan, at a rate of 11% per annum, owed by the Company to the Holding Company, bringing the total stated value of each Interest to $25,000.

On July 10, 2026, in connection with the Private Placement, the Company entered into an LLC interests subscription agreement with Bally’s Chicago Operating Company (the “Operating Company”), an indirect majority owned subsidiary of the Company, purchasing 100 additional LLC interests of the Operating Company.

Item 3.02    Unregistered Sales of Equity Securities.

On July 10, 2026, through its Private Placement, the Company sold a total of 63 Class A Interests to certain accredited investors, consisting of 30 shares of Class A-4 common stock (“Class A-4 Interests”), two Class A-5 Interests, and 31 Class A-6 Interests. The Company also sold an additional 100 shares of Class A-4 Interests to the Holding Company at a purchase price of $25,000 per share.

Item 3.03    Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 and Item 3.02 of this Current Report on Form 8-K is incorporated by reference under this Item 3.03.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference under this Item 5.03.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements, including statements regarding the Private Placement and the expected use of proceeds therefrom. These forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements, including, without limitation, risks and uncertainties described under “Risk Factors” in the Company’s most recent periodic reports filed with the Securities and Exchange Commission and in other filings the Company makes with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation of Bally’s Chicago, Inc.
10.1	Written Consent in Lieu of a Stockholder Meeting, dated July 10, 2026
10.2	Private Placement Subscription Agreement
10.3	LLC Interests Subscription Agreement by and among Bally’s Chicago Operating Company, LLC and Bally’s Chicago, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY’S CHICAGO, INC.

By:	/s/ Kim M. Barker
Name:	Kim M. Barker
Title:	Secretary

Date: July 16, 2026